                                                                   Exhibit 10.36

        Portions of this exhibit have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. The redacted portions are identified by brackets with the character "x" indicating deleted information.

                                                                   EXHIBIT 10.36


                            MEMORANDUM OF AGREEMENT

     Agreement made as of January 19, 1996, between Saban Merchandising, Inc. ("Saban"), and Ventura Film Distributors, B.V. ("Ventura"), on the one hand, and Bandai America Incorporated ("Bandai"), on the other hand. Saban and Ventura are sometimes collectively referred to herein as "Licensor".

     The parties hereto hereby agree that, in consideration of Bandai's payment to Licensor of the Advances and Royalties set forth hereinbelow, Licensor hereby licenses Bandai the exclusive rights, during the Term and in the Territory, as set forth hereinbelow, to manufacture, market, and sell Products using the Licensed Items, as set forth hereinbelow.

1. Property:  "Property" means "Beetle Fighter", and such sequels thereto
   --------
acquired by Saban Entertainment, Inc. ("SEI"), and Saban International N.V. ("SINV") or any affiliate thereof, each of which is produced by Toei Company, Limited ("Toei"), and all or parts of which are used in any children's television series tentatively entitled "Big Bad Beetleborgs" ("Series") and theatrical features based thereon (collectively, "Works"). "Property" also includes any materials created by Saban and which are included in the Works.

2. Licensed Items:  "Licensed Items" means the fictional characters and
   --------------
additional fictional characters and the names, likenesses, designs, creations, and personae thereof (collectively, "Series Characters"), and all fictional places, props, and materials (collectively, "Series Elements") which appear in the Property and any feature film (live action or animated) and any other television programs or feature films based on the Property which Saban or any affiliate of Saban obtains the right to exploit together with any products or line of products based upon the Series Characters and/or Series Elements, including any trademarks and copyrights Licensor may own or have the right to license with regard to all of the foregoing.

3. Products:  "Products" are set forth in Schedule "A" attached hereto and by
   --------
this reference made a part hereof.

4. Territory:  "Territory" means the universe, excluding Brunei, Burma,
   ---------
Cambodia, China, Hong Kong, Indonesia, Japan, Korea, Laos, Macao, Malaysia, the Philippines, Singapore, Taiwan, Thailand, and Vietnam. Rights granted to Bandai herein for exercise in the United States of America ("U.S.") are granted by Saban, and rights granted to Bandai herein for exercise in the balance of the Territory are granted by Ventura.

5. Advance:  "Advance" means the fully-recoupable and (except as set forth
   -------
hereinbelow) [XXXXXXXXXXXXXXXXXXXXXX] which Bandai shall pay to Licensor in the following installments:

     a. [XXXXXXXX] on signing of this memorandum of agreement;

     b. [XXXXXXXX] on February 15, 1996;

     c. [XXXXXXXX] on May 15, 1996;

     d. [XXXXXXXX] on August 15, 1996;

     e. [XXXXXXXX] on October 15, 1996; and

     f. [XXXXXXXX] on December 15, 1996.

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] Any unearned portion of the Advance paid to Licensor shall be refunded if the Series based on the Property is not broadcast in the U.S. over the Fox Children's Network ("FCN") Mondays through Fridays between 3 p.m. and 5 p.m. during a three and one-half month period beginning September 1, 1996, and ending December 31, 1996 ("Fourth Quarter 1996"). FCN may occasionally substitute a Saturday morning exhibition for one weekday exhibition, which nonetheless will be deemed to meet the requirements set forth in the preceding sentence. Bandai acknowledges and agrees that the above-mentioned requirement that the Series be broadcast between 3 p.m. and 5 p.m. will be satisfied if at least [X] of FCN's clearance for the Series falls within such time period; provided, however, that if during Fourth Quarter 1996 the average FCN clearance for the Series is less than [X] ("clearance shortfall"), the Advance shall be reduced by [XXXXXXXXXXXXXX] for each percentage point of clearance shortfall. By way of example, if the average FCN clearance for the Series is [X], the Advance shall be reduced by [XXXXXXXXXXXXXXXXXXXXXXXX XXXXXX]; if the average FCN clearance is [X] the Advance shall be reduced by [XXXXXXXXXXXXXXXXXXXXX]; or if the average FCN clearance is [X] or less, the Advance shall be reduced by [X], resulting in elimination of the Advance. [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] If fewer than [X], but at least [X] new Series episodes are broadcast during Fourth Quarter 1996, the Advance shall be reduced pro-rata [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] If fewer than [X] new Series episodes are broadcast during Fourth Quarter 1996, if the Series is broadcast in U.S. syndicated television rather than over FCN during Fourth Quarter 1996, the [XXXXXXXXXXXXXXXX] and [XXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

6. Royalties:  "Royalties" means the following percentages of sales throughout
   ---------
the Territory of Products (except "Apparel" as set forth in Schedule "B" hereto) by Bandai and its affiliates, which Bandai shall pay to Saban with respect to the U.S. and to Ventura with respect to the balance of the Territory:

   a. On aggregate worldwide sales of up to [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XX]

   b. On aggregate worldwide sales of more than [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXX]

   c. On aggregate worldwide sales of more than [XXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXX]

   d. On aggregate worldwide sales of more than [XXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]; and,

   e. On aggregate worldwide sales of more than [XXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXX]

Bandai will account quarterly. Licensor will have customary audit rights. Advances paid by Bandai to Licensor shall be recoupable from Royalties due and payable to Licensor.

7. Term:  "Term" means the period for which Licensor (or any of its affiliates)
   ----
has obtained exploitation rights in the Property from Toei (Licensor presently has rights in the Property which run concurrently with Licensor's rights in the Toei property Che Je Yu Ranger a/k/a Galaxy Rangers).

8. Copyright and Trademark Notices; Approvals:  As between Saban and Bandai, all
   ------------------------------------------
copyrights, trademarks, trade dress, and related intellectual property rights in the Property and Products shall belong to Saban. Bandai and its affiliates shall include Saban's copyright and trademark notices, in the form(s) specified by Saban, on all Products and advertising, promotion, POP materials, packaging, hang tags, and other materials used in connection with the Products. The size of such notices and other identifications of Saban shall be substantially the same as those appearing on Mighty Morphin Power Rangers and Saban's Masked Rider products. Saban will have the right of prior approval, not to be unreasonably withheld, of all packaging, advertising, publicity, promotion, and commercials for all Products. With respect to interactive software Products described in Schedule "A", Saban will have the right of prior approval, not to be unreasonably withheld, of all creative elements (including without limitation game concept and design) and content. Approval shall be deemed given if Licensor has not given its disapproval within ten (10) business days (or, with respect to video games, within fifteen [15] business days) after its receipt of materials for approval.

9. Scripts:  Saban shall furnish all scripts for Series episodes to Bandai.
   -------

10. Screen Credits:  Licensee accepts the designation by Licensor of an "in
    --------------
association with" production credit for Renaissance Atlantic Films ("RAF") and a personal production credit for Frank Ward is appropriate.

11. Provision of Documentation:  Subject to confidentiality requirements imposed
    --------------------------
on Licensor, Licensor will provide Bandai with a copy of the agreements between Saban International Services, Inc., and Saban International N.V., on the one hand, and Toei Company, Ltd., on the other hand, with respect to the Property, and between Saban Entertainment, Inc., and Fox Children's Network, Inc., with respect to broadcast of the Series.

12. Sublicensing:  Bandai shall not sublicense any rights licensed herein except
    ------------
to Bandai's affiliates and subsidiaries, Apple Computer (with respect to the Apple PowerPlayer game system), Nintendo, Sega, and Sony (each with respect to its proprietary video game systems), and licensees of coin-operated arcade game rights.

    The parties agree that forthwith they will negotiate in good faith in order to reach a more formal agreement containing the terms and conditions set forth herein together with such other terms and conditions as are customarily found in agreements of this nature and which are consistent with the terms and conditions set forth in the agreement between Saban and Renaissance Atlantic Entertainment Fund dated November 1, 1992. However, until a more formal agreement has been fully executed, this Agreement shall constitute the understanding of the parties and shall be binding upon the parties hereto and the successors and assigns of each of them.

AGREED TO AND ACCEPTED:

BANDAI AMERICA INCORPORATED


By   /s/ Paul Nojima
     --------------------
     Its  Paul Nojima
          President


SABAN MERCHANDISING, INC.                  VENTURA FILM DISTRIBUTORS, B.V.


By   /s/ William Josey                     By  /s/ Hector Grob
     -------------------------                 ------------------------
     Its   SR. VICE PRESIDENT                  Its   HECTOR GROB
                                                     ATTORNEY-IN-FACT

                                  Schedule "A"

"Products" means only:

1. Articulated and non-articulated figures, action figures, and bendables in all sizes and materials;

2.   Dolls and doll fashions in all sizes and materials;

3. Vehicles, environments, playsets, and other accessories scaled to figures, action figures, bendables, and dolls, and (on a non-exclusive basis) collector cards and mini-comic books only when packaged with such figures, action figures, bendables, and dolls;

4. Non-powered vehicles, excluding (i) bicycles, tricycles, unicycles, skateboards, and scooters and (ii) model kits with 20 or more pieces;

5. Role-playing toys, excluding (i) walkie-talkies and (ii) Halloween costumes and masks;

6.   Sidewalk chalk;

7.   Collector trading cards sold only through vending machines; and,

8.   Apparel, in accordance with the provisions of Schedule "B" attached hereto.

9.   The following forms of interactive software:

     (i) video games designed for play only on the Apple "Pippin" and Bandai PowerPlayer video game systems;

     (ii) all platforms of Nintendo-video game systems whether now in existence, or hereafter created;

     (iii) coin-operated arcade games and, on a non-exclusive basis, prizes (in the nature of toys) for on-site redemption for coin-operated arcade games; provided, however, that if Bandai has not entered into any agreement for the exploitation of the coin-operated arcade game rights within one (1) year after the initial U.S. broadcast of the Series, such coin-operated arcade game rights will revert to Licensor ;

     (iv) video games designed for play only on the Sega video game systems and Sony Playstation video game systems, provided, however, that Bandai shall pay Licensor [X XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] of units of such video games; provided, however, that if active development of Sega video games and/or Playstation video games has not commenced by January

     1997 or if Sega video games and/or Playstation video games are not released in the U.S. by November 1997, those individual Sega platforms and/or Playstation platforms, as applicable, for which such video games have not been developed or released thereupon will revert to Saban.

     As used herein, "video game" and "arcade game" means an electronic game, embodied in any electronic form (including without limitation cartridge, computer chip, magnetic media, or optical disc), the distinguishing feature of which is a competition between human players or between the game software and one or more human players (the "Distinguishing Feature"), played by means of images on a video screen. All other forms of software, multimedia, and interactive media without the Distinguishing Feature (including without limitation storytelling software, informational software, and so-called "screen savers") are reserved to Licensor.

     Notwithstanding anything to the contrary set forth herein, "Products" does not mean or include:

     A. Premium and promotional items distributed through customary premium and promotional channels (such as fast-food restaurants and packaged foods and drinks), provided, however, that such premium and promotional items shall not consist of standalone figures and/or vehicles offered for sale to the consumer individually or in combination with other figures and/or vehicles (but figures and/or vehicles that are given to the consumer "free" or sold in combination with other products are permitted) and Bandai shall have a right of consultation with regard to the timing of distribution of such premium and promotional items;

     B.   Gift items distributed through customary gift channels;

     C. Rack toys retailing at not more than US$4.00 or the equivalent (adjusted annually for inflation), provided, however, that such rack toys shall not consist of standalone figures and/or vehicles which have no usefulness other than as toys;

     D. Radio-controlled, remote-controlled, and racing track vehicles and kid-sized ride-ons and ride-ins (regardless whether or not powered);

     E.   Arts and crafts;

     F. Puzzles and games, including handheld tabletop pinball games, but excluding coin-operated arcade games; and,

     G.   Musical instruments, sporting goods, and inflatables.

     If, after January 15, 1997, Licensor desires to license any Product (other than action figures, toy vehicles, transforming toys [similar to Zords], and Nintendo video games) that is not then marketed by Bandai or its permitted sublicensees, Licensor may notify Bandai in writing with respect thereto, and, Bandai will have sixty (60) days thereafter to notify Licensor in writing whether or not Bandai intends to market such item. If Bandai
(i) fails to give notice within such sixty (60) day period, (ii) gives notice of its intention not to market such Product, or (iii) fails to commence significant marketing of such Product within one (1) year after its giving notice of its intention to so market such item, upon the earlier occurrence thereof, Licensor will have the right to manufacture and market and/or license any third party the right to manufacture and market such item and such item shall be deemed excluded from the definition of Product, and Licensor shall have no financial or other obligation to in connection therewith.

                                 Schedule "B"

                                    Apparel

     Notwithstanding anything to the contrary set forth elsewhere in this Agreement, the following terms and conditions shall apply to Apparel:

     "Apparel" means only the following clothing categories:
          T-shirts; and,
          fleece sweat shirts and sweat pants.

     The Term for Licensee's rights in Apparel terminates on December 31, 1997; the parties shall negotiate renewal terms in good faith.

     Licensee's rights in Apparel are for exercise only in the U.S.; provided, however, that Licensee shall have a 90 day right of first negotiation, subject to Licensor's (or its sublicensees') current licenses, to acquire the right to manufacture, market, and sell Apparel in countries in Europe.

     Licensee's rights in Apparel are limited to the following distribution channels:
          Mass merchandisers, such as K-Mart, Target, and Walmart; mid-tier retailers, such as Sears, JCPenney, Wards, and Mervyns; and, so-called "upstairs" department stores, such as Robinson-May, Macy's, and Bloomingdales.

     Licensee's rights in Apparel during the Term therefor are non-exclusive in the mass merchandiser and mid-tier retailer distribution channels and exclusive in the "upstairs" department store distribution channel.

     [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] that Licensor currently receives from any third party for a non-exclusive U.S. license for T-shirts and fleece sweat shirts and sweat pants. [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXX] Such royalty for Apparel shall be in lieu of any other royalty rate set forth in paragraph 6 of this Agreement. All royalties payable for Apparel are fully recoupable from Advances set forth in paragraph 5 hereof.

     Licensee's affiliate in Europe shall have a 90 day right of first negotiation, subject to Licensor's (or its sublicensees') current licenses, to acquire the non-exclusive right to manufacture, market, and sell backpacks based on the Property in the U.K. and Europe.

     Licensee, or its designee shall have a right of first negotiation to acquire Apparel as part of the grant of rights for the next Saban property for which Licensee or its designee acquires a master toy license.

                                      B-2